Exhibit 99.1

Contact Information:

Investors:

Brainerd Communicators, Inc.

Corey Kinger

(212) 986-6667

kinger@braincomm.com

WEIGHT WATCHERS ANNOUNCES THIRD QUARTER 2014 RESULTS

NEW YORK, N.Y., October 29, 2014 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the third quarter of fiscal 2014 and updated its full year fiscal 2014 earnings guidance. Third quarter 2014 results include:

•	Revenues of $345.2 million, down 12.9% versus the prior year period, with total paid weeks down 12.4%

•	Earnings per fully diluted share (EPS) were $0.67

•	Cash flow provided by operating activities totaled $76 million, and $221 million year-to-date, with a cash balance of $327 million at the end of the third quarter

“While our Q3 financial results were substantially below 2013 levels, they reflect a slight improvement in our topline trends and demonstrate continued cost discipline,” commented Jim Chambers, the Company’s President and Chief Executive Officer. “Turning around recruitment declines remains our top priority for 2015. To do this, we are focusing on the upcoming launches of our new offerings and the repositioning of our brand.”

Q3 2014 Consolidated Summary

	Net Income* (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	September 27, 2014	September 28, 2013	% Change	September 27, 2014	September 28, 2013	% Change
Net Income / EPS	$37.9	$60.3	(37.1)%	$0.67	$1.07	(37.4)%
Adjustments
Restructuring Charges	0.4	—		0.01	—

Adjusted Net Income / EPS	$38.3	$60.3	(36.4)%	$0.68	$1.07	(36.7)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*Excluding the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Third quarter 2014 net income was $37.9 million versus $60.3 million in the prior year period. EPS for Q3 2014 was $0.67 versus $1.07 in the prior year period. Foreign currency had a $0.01 benefit to EPS in the third quarter 2014.

Net income for Q3 2014 included $0.7 million ($0.4 million after-tax or $0.01 per fully diluted share) of charges the Company incurred in connection with its previously disclosed plan to restructure its organization. Excluding the restructuring charges, net income was $38.3 million and EPS was $0.68 in Q3 2014.

Q3 2014 Global Results

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	September 27, 2014	September 28, 2013	% Change
Revenues	$345.2	$396.3	(12.9)%	(13.5)%
Operating Income	$91.4	$124.5	(26.6)%	(27.2)%
Adjustments
Restructuring Charges	$0.7	—

Adjusted Operating Income	$92.1	$124.5	(26.0)%	(26.6)%

Total Paid Weeks	42.2	48.1	(12.4)%	N/A
Meeting Paid Weeks	18.6	21.2	(12.2)%	N/A
Online Paid Weeks	23.5	26.9	(12.6)%	N/A
End of Period Active Subscribers (in thousands)	2,946.4	3,368.5	(12.5)%	N/A
Monthly Pass (in thousands)	1,247.2	1,423.1	(12.4)%	N/A
Online (in thousands)	1,699.3	1,945.5	(12.7)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2014 revenues decreased 13.5% on a constant currency basis versus the prior year period. This decrease was primarily driven by lower revenues in North America. Q3 2014 total paid weeks were down 12.4% as compared to the prior year period, with an Online paid weeks decline of 12.6% and meeting paid weeks decline of 12.2%. These declines were driven by lower active subscriber bases at the start of the quarter for both Monthly Pass and Online and lower recruitments versus the prior year period.

Third quarter 2014 operating income decreased 27.2% on a constant currency basis versus the prior year period. Excluding the Q3 2014 $0.7 million of restructuring charges, Q3 2014 operating income decreased 26.6% on a constant currency basis versus the prior year period. The operating income decline was driven primarily by lower revenues in North America.

Q3 2014 North America Performance

	Three Months Ended				% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	September 27, 2014	September 28, 2013	% Change
Service Revenues*	$188.7	228.9	(17.6)%		(17.2)%
Total Paid Weeks End of Period Active Subscribers (in thousands)	27.6 1,933.1	33.2 2,320.4	(16.9 (16.7	)% )%	N/A N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

* See Consolidated Statements of Net Income for Service Revenues definition.

Third quarter 2014 service revenues for the North America business were down 17.2% on a constant currency basis versus the prior year period driven by a 16.9% decline in total paid weeks. The paid weeks decline was driven by lower Monthly Pass and Online active subscriber bases at the start of the quarter and lower recruitments as compared to the prior year period. As has been the case throughout 2014, the North America business continued to face strong competition for consumer trial from an evolving competitor set, including mobile apps and activity monitors, during the third quarter 2014.

Q3 2014 UK Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	September 27, 2014	September 28, 2013	% Change
Service Revenues*	$26.9	$27.4	(2.0)%	(9.5)%
Total Paid Weeks	4.9	5.3	(8.6)%	N/A
End of Period Active Subscribers (in thousands)	332.0	357.9	(7.2)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Third quarter 2014 service revenues for the UK business were down 9.5% on a constant currency basis versus the prior year period driven by an 8.6% decline in total paid weeks. The paid weeks decline was driven by lower Monthly Pass and Online active subscriber bases at the start of the quarter, partially offset by an increase in third quarter 2014 recruitments, as compared to the prior year period.

Q3 2014 CE Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	September 27, 2014	September 28, 2013	% Change
Service Revenues*	$53.9	$53.9	(0.1)%	0.1%
Total Paid Weeks	8.5	8.4	1.0%	N/A
End of Period Active Subscribers (in thousands)	614.7	609.5	0.8%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Third quarter 2014 service revenues for the Continental Europe (CE) business were up 0.1% on a constant currency basis versus the prior year period. Total paid weeks increased by 1.0%, driven by a 3.8% increase in Online paid weeks. Service revenue was negatively impacted by a 3.9% paid weeks decline in the meetings business. The increase in total paid weeks was primarily driven by the higher active Online subscriber base at the beginning of the quarter and increased Online recruitments compared to the prior year period, which more than offset a lower Monthly Pass starting active base and lower recruitments in the meetings business compared to the prior year period.

Full Year Fiscal 2014 Earnings Guidance

The Company raised its full year fiscal 2014 adjusted earnings guidance to between $1.95 and $2.05 per fully diluted share compared to its previously provided adjusted earnings guidance of between $1.65 and $1.85 per fully diluted share. The Company’s full year 2014 earnings guidance incorporates the fact that fiscal 2014 includes a 53rd week, which bridges the last week of December 2014 and the first week of January 2015 and has an expected negative $0.04 per share impact on the full year EPS. Excluded from the above earnings guidance are the following items: the one-time gain of $0.11 per share associated with the Weight Watchers Brazil acquisition, the anticipated full year, aggregate charges of approximately $0.12 per share in connection with the Company’s organizational restructuring and the net tax benefit of $0.04 per share associated with the closure of the Company’s China business and the establishment of a valuation allowance.

Third Quarter 2014 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Jim Chambers, President and Chief Executive Officer, Nick Hotchkin, Chief Financial Officer, and Lesya Lysyj, President, North America, will discuss third quarter 2014 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Net income, earnings per fully diluted share and operating income with respect to the third quarter of fiscal 2014 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the impact of expenses associated with the Company’s previously disclosed restructuring of its organization. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds more than 40,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. Weight Watchers provides innovative, digital weight management products through its websites, mobile sites and apps. Weight Watchers is the leading provider of digital weight management products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; the impact of the Company’s debt service obligations and restrictive debt covenants; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the recognition of asset impairment charges; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the possibility that the interests of the Company’s majority owner will conflict with other holders of its common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	September 27,	December 28,
	2014	2013
ASSETS
Current assets	$439.0	$315.7
Property and equipment, net	76.8	87.1
Goodwill, franchise rights and other intangible assets, net	1,002.0	961.4
Deferred financing costs, other	40.5	44.7

TOTAL ASSETS	$1,558.3	$1,408.9

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$378.4	$345.8
Long-term debt	2,340.0	2,358.0
Deferred income taxes, other	197.6	179.7

TOTAL LIABILITIES	$2,916.0	$2,883.5

Redeemable noncontrolling interest	6.0	—

Shareholders' deficit	(1,363.7)	(1,474.6)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,558.3	$1,408.9

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 27,	September 28,
	2014	2013
Service revenues, net (1)	$281.9	$322.0
Product sales and other, net (2)	63.3	74.4

Revenues, net	345.2	396.3

Cost of services (3)	122.1	130.3
Cost of product sales and other (4)	35.5	34.1

Cost of revenues	157.6	164.4

Gross profit	187.6	232.0
Marketing expenses	36.8	48.2
Selling, general and administrative expenses	59.4	59.3

Operating income	91.4	124.5
Interest expense	33.0	26.9
Other expense (income), net	1.5	(0.4)

Income before income taxes	56.9	98.0
Provision for income taxes	19.1	37.7

Net income	37.8	60.3
Net loss attributable to the noncontrolling interest	0.1	—

Net income attributable to Weight Watchers International, Inc.	$37.9	$60.3

Earnings Per Share
Basic	$0.67	$1.07

Diluted	$0.67	$1.07

Weighted average common shares outstanding
Basic	56.7	56.3

Diluted	56.8	56.5

Dividends declared per common share	$—	$0.18

Note: Totals may not sum due to rounding.

(1)	Consists of net meeting fees, Online subscription revenue and eTools subscription revenue.
(2)	Consists of product sales meetings, Online advertising revenue, ecommerce fee, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, franchise commissions and Monthly Pass franchise fees.
(3)	Consists of meeting operating expense and internet cost of revenues excluding Online advertising costs.
(4)	Consists of cost of product meetings, Online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 27,	September 28,
	2014	2013
Service revenues, net (1)	$917.2	$1,065.9
Product sales and other, net (2)	234.9	292.2

Revenues, net	1,152.1	1,358.0

Cost of services (3)	402.0	427.6
Cost of product sales and other (4)	113.8	131.1

Cost of revenues	515.8	558.7

Gross profit	636.3	799.3
Marketing expenses	198.4	241.1
Selling, general and administrative expenses	180.9	176.6

Operating income	257.0	381.6
Interest expense	89.4	76.3
Other expense, net	2.7	0.8
Gain on Brazil acquisition	(10.5)	—
Early extinguishment of debt	—	21.7

Income before income taxes	175.5	282.8
Provision for income taxes	62.0	108.9

Net income	113.4	173.9
Net loss attributable to the noncontrolling interest	0.0	—

Net income attributable to Weight Watchers International, Inc.	$113.4	$173.9

Earnings Per Share
Basic	$2.00	$3.10

Diluted	$2.00	$3.09

Weighted average common shares outstanding
Basic	56.6	56.1

Diluted	56.6	56.3

Dividends declared per common share	$—	$0.53

Note: Totals may not sum due to rounding.

(1)	Consists of net meeting fees, Online subscription revenue and eTools subscription revenue.
(2)	Consists of product sales meetings, Online advertising revenue, ecommerce fee, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, franchise commissions and Monthly Pass franchise fees.
(3)	Consists of meeting operating expense and internet cost of revenues excluding Online advertising costs.
(4)	Consists of cost of product meetings, Online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	September 27,	September 28,
	2014	2013
Meeting Paid Weeks (in millions) (1)
North America	12.0	14.3
UK	3.0	3.3
CE	2.9	3.1
Other (2)	0.7	0.6

Total Meeting Paid Weeks	18.6	21.2

Online Paid Weeks (in millions) (1)
North America	15.6	18.9
UK	1.9	2.1
CE	5.6	5.3
Other (2)	0.5	0.6

Total Online Paid Weeks	23.5	26.9

Total Paid Weeks (in millions) (1)
North America	27.6	33.2
UK	4.9	5.3
CE	8.5	8.4
Other (2)	1.2	1.2

Total Paid Weeks	42.2	48.1

End of Period Active Monthly Pass Subscribers (in thousands) (3)
North America	813.1	958.6
UK	196.1	207.6
CE	208.6	219.6
Other (2)	29.3	37.2

Total End of Period Active Monthly Pass Subscribers	1,247.2	1,423.1

End of Period Active Online Subscribers (in thousands) (3)
North America	1,120.0	1,361.7
UK	135.9	150.4
CE	406.0	389.9
Other (2)	37.3	43.4

Total End of Period Active Online Subscribers	1,699.3	1,945.5

Total End of Period Active Base (in thousands) (3)
North America	1,933.1	2,320.4
UK	332.0	357.9
CE	614.7	609.5
Other (2)	66.7	80.7

Total End of Period Active Base	2,946.4	3,368.5

Attendance (in millions)
North America	5.3	6.1
UK	1.5	1.7
CE	1.3	1.4
Other (2)	0.5	0.3

Total Attendance	8.6	9.5

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period. Total Paid Weeks is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Asia Pacific and Emerging Markets.
(3)	The End of Period Active Base metric reports total active Weight Watchers subscribers in Company-owned operations at a given period end. End of Period Active Monthly Pass Subscribers is the total Weight Watchers Monthly Pass active subscribers at a given period end. End of Period Active Online Subscribers is the total Weight Watchers Online active subscribers at a given period end. End of Period Active Base is the sum of Monthly Pass active subscribers and Weight Watchers Online active subscribers at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Nine Months Ended
	September 27,	September 28,
	2014	2013
Meeting Paid Weeks (in millions) (1)
North America	38.6	46.6
UK	9.6	10.9
CE	9.9	10.2
Other (2)	2.0	2.0

Total Meeting Paid Weeks	60.1	69.7

Online Paid Weeks (in millions) (1)
North America	52.5	64.3
UK	6.0	6.8
CE	17.4	16.6
Other (2)	1.6	1.9

Total Online Paid Weeks	77.5	89.6

Total Paid Weeks (in millions) (1)
North America	91.1	110.9
UK	15.6	17.6
CE	27.3	26.9
Other (2)	3.6	3.9

Total Paid Weeks	137.6	159.3

End of Period Active Monthly Pass Subscribers (in thousands) (3)
North America	813.1	958.6
UK	196.1	207.6
CE	208.6	219.6
Other (2)	29.3	37.2

Total End of Period Active Monthly Pass Subscribers	1,247.2	1,423.1

End of Period Active Online Subscribers (in thousands) (3)
North America	1,120.0	1,361.7
UK	135.9	150.4
CE	406.0	389.9
Other (2)	37.3	43.4

Total End of Period Active Online Subscribers	1,699.3	1,945.5

Total End of Period Active Base (in thousands) (3)
North America	1,933.1	2,320.4
UK	332.0	357.9
CE	614.7	609.5
Other (2)	66.7	80.7

Total End of Period Active Base	2,946.4	3,368.5

Attendance (in millions)
North America	18.1	21.8
UK	5.3	6.1
CE	5.1	5.4
Other (2)	1.3	1.1

Total Attendance	29.8	34.4

Note:	Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period. Total Paid Weeks is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Asia Pacific and Emerging Markets.
(3)	The End of Period Active Base metric reports total active Weight Watchers subscribers in Company-owned operations at a given period end. End of Period Active Monthly Pass Subscribers is the total Weight Watchers Monthly Pass active subscribers at a given period end. End of Period Active Online Subscribers is the total Weight Watchers Online active subscribers at a given period end. End of Period Active Base is the sum of Monthly Pass active subscribers and Weight Watchers Online active subscribers at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2014 Variance
						2014
						Constant
	Q3 2014			Q3 2013	2014	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2013	2013
Selected Financial Data
Consolidated Company Revenues	$345.2	$(2.2)	$343.0	$396.3	-12.9%	-13.5%
Consolidated Meeting Fees (1)	$177.0	$(1.3)	$175.7	$198.7	-10.9%	-11.5%
Consolidated Online Revenues (2)	$104.8	$(0.1)	$104.7	$123.3	-15.0%	-15.1%
Consolidated Service Revenues (3)	$281.9	$(1.4)	$280.4	$322.0	-12.5%	-12.9%
Consolidated In-Meeting Product Sales (4)	$36.0	$(0.5)	$35.6	$43.7	-17.6%	-18.6%
Consolidated All Other (5)	$27.3	$(0.3)	$27.0	$30.6	-11.0%	-12.1%

North America
Meeting Fees (1)	$118.3	$0.5	$118.7	$139.7	-15.3%	-15.0%
Online Revenues (2)	$70.4	$0.3	$70.7	$89.3	-21.1%	-20.8%
Service Revenues (3)	$188.7	$0.8	$189.5	$228.9	-17.6%	-17.2%
In-Meeting Product Sales (4)	$18.6	$0.1	$18.6	$24.1	-22.9%	-22.6%
All Other (6)	$13.9	$0.0	$13.9	$15.4	-9.8%	-9.8%
Total Revenues	$221.2	$0.9	$222.0	$268.4	-17.6%	-17.3%

UK
Meeting Fees (1)	$19.9	$(1.5)	$18.4	$20.2	-1.3%	-9.0%
Online Revenues (2)	$7.0	$(0.5)	$6.5	$7.3	-3.9%	-10.9%
Service Revenues (3)	$26.9	$(2.1)	$24.8	$27.4	-2.0%	-9.5%
In-Meeting Product Sales (4)	$6.6	$(0.5)	$6.1	$8.0	-17.4%	-23.7%
All Other (6)	$4.3	$(0.3)	$3.9	$5.0	-15.7%	-21.7%
Total Revenues	$37.8	$(2.9)	$34.9	$40.5	-6.7%	-13.8%

CE
Meeting Fees (1)	$29.9	$0.0	$29.9	$31.1	-3.9%	-3.9%
Online Revenues (2)	$24.0	$0.1	$24.1	$22.9	5.0%	5.5%
Service Revenues (3)	$53.9	$0.1	$54.0	$53.9	-0.1%	0.1%
In-Meeting Product Sales (4)	$9.0	$0.0	$9.1	$9.5	-5.0%	-4.8%
All Other (6)	$4.2	$0.0	$4.2	$4.4	-4.6%	-4.6%
Total Revenues	$67.1	$0.2	$67.2	$67.8	-1.1%	-0.9%

Other (7)
Meeting Fees (1)	$9.0	$(0.2)	$8.8	$7.8	16.0%	12.9%
Online Revenues (2)	$3.4	$(0.0)	$3.4	$3.9	-12.4%	-13.2%
Service Revenues (3)	$12.4	$(0.3)	$12.2	$11.7	6.5%	4.2%
In-Meeting Product Sales (4)	$1.8	$(0.1)	$1.8	$2.1	-13.9%	-16.6%
All Other (6)	$4.9	$(0.0)	$4.9	$5.8	-14.9%	-15.5%
Total Revenues	$19.2	$(0.4)	$18.8	$19.6	-2.0%	-3.9%

Note: Totals may not sum due to rounding.

(1)	"Meeting Fees" are fees that members pay to attend weekly meetings.
(2)	"Online Revenues" are revenues from Online and eTools subscription products.
(3)	"Service Revenues" equal "Meeting Fees" plus "Online Revenues".
(4)	"In-Meeting Product Sales" are sales of products to members in meetings.
(5)	"Consolidated All Other" are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	"All Other" are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, Emerging Markets and Franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2014 Variance
						2014
				YTD		Constant
	YTD 2014			2013	2014	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2013	2013
Selected Financial Data
Consolidated Company Revenues	$1,152.1	$(9.6)	$1,142.5	$1,358.0	-15.2%	-15.9%
Consolidated Meeting Fees (1)	$573.6	$(4.8)	$568.8	$665.8	-13.8%	-14.6%
Consolidated Online Revenues (2)	$343.6	$(1.2)	$342.4	$400.1	-14.1%	-14.4%
Consolidated Service Revenues (3)	$917.2	$(6.0)	$911.2	$1,065.9	-13.9%	-14.5%
Consolidated In-Meeting Product Sales (4)	$137.8	$(2.4)	$135.5	$175.3	-21.4%	-22.7%
Consolidated All Other (5)	$97.0	$(1.2)	$95.8	$116.9	-17.0%	-18.0%

North America
Meeting Fees (1)	$379.8	$2.3	$382.1	$466.7	-18.6%	-18.1%
Online Revenues (2)	$234.5	$1.6	$236.1	$293.9	-20.2%	-19.7%
Service Revenues (3)	$614.3	$3.9	$618.2	$760.6	-19.2%	-18.7%
In-Meeting Product Sales (4)	$69.5	$0.4	$69.9	$99.3	-30.0%	-29.7%
All Other (6)	$50.2	$0.0	$50.2	$58.9	-14.8%	-14.8%
Total Revenues	$734.1	$4.2	$738.3	$918.9	-20.1%	-19.7%

UK
Meeting Fees (1)	$62.9	$(4.8)	$58.1	$66.8	-5.9%	-13.1%
Online Revenues (2)	$21.9	$(1.6)	$20.2	$23.0	-5.0%	-12.2%
Service Revenues (3)	$84.8	$(6.5)	$78.3	$89.8	-5.7%	-12.8%
In-Meeting Product Sales (4)	$24.2	$(1.8)	$22.4	$29.5	-17.7%	-23.8%
All Other (6)	$14.4	$(1.1)	$13.3	$17.4	-17.2%	-23.3%
Total Revenues	$123.4	$(9.3)	$114.1	$136.7	-9.7%	-16.5%

CE
Meeting Fees (1)	$104.7	$(3.1)	$101.6	$105.6	-0.9%	-3.8%
Online Revenues (2)	$76.4	$(1.9)	$74.5	$69.8	9.5%	6.7%
Service Revenues (3)	$181.1	$(5.0)	$176.1	$175.4	3.2%	0.4%
In-Meeting Product Sales (4)	$37.9	$(1.2)	$36.8	$39.2	-3.2%	-6.2%
All Other (6)	$16.5	$(0.5)	$16.0	$17.8	-7.4%	-10.3%
Total Revenues	$235.5	$(6.7)	$228.8	$232.4	1.3%	-1.6%

Other (7)
Meeting Fees (1)	$26.2	$0.9	$27.1	$26.6	-1.6%	1.6%
Online Revenues (2)	$10.8	$0.8	$11.6	$13.3	-19.1%	-13.3%
Service Revenues (3)	$37.0	$1.6	$38.6	$40.0	-7.4%	-3.4%
In-Meeting Product Sales (4)	$6.2	$0.2	$6.4	$7.3	-15.6%	-12.5%
All Other (6)	$15.9	$0.4	$16.3	$22.7	-30.0%	-28.1%
Total Revenues	$59.1	$2.3	$61.4	$70.0	-15.6%	-12.3%

Note: Totals may not sum due to rounding.

(1)	"Meeting Fees" are fees that members pay to attend weekly meetings.
(2)	"Online Revenues" are revenues from Online and eTools subscription products.
(3)	"Service Revenues" equal "Meeting Fees" plus "Online Revenues".
(4)	"In-Meeting Product Sales" are sales of products to members in meetings.
(5)	"Consolidated All Other" are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	"All Other" are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, Emerging Markets and Franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

								Q3 2014 Variance
										2014 Constant Currency
	Q3 2014						Q3 2013		2014		2014
						Adjusted		2014	Adjusted	2014	Adjusted
				Currency	Constant	Constant		vs	vs	vs	vs
	GAAP	Adjustment (1)	Adjusted	Adjustment	Currency	Currency	GAAP	2013	2013	2013	2013
Selected Financial Data
Gross Profit	$187.6	$(0.2)	$187.4	$(1.0)	$186.5	$186.3	$232.0	-19.1%	-19.2%	-19.6%	-19.7%
Gross Margin	54.3%		54.3%		54.4%	54.3%	58.5%

Selling, General and Admini- strative Expenses	$59.4	$(0.9)	$58.4	$(0.3)	$59.0	$58.1	$59.3	0.1%	-1.4%	-0.5%	-2.0%

Operating Income	$91.4	$0.7	$92.1	$(0.8)	$90.6	$91.3	$124.5	-26.6%	-26.0%	-27.2%	-26.6%
Operating Income Margin	26.5%		26.7%		26.4%	26.6%	31.4%

Net income attribu- table to Weight Watchers International, Inc.	$37.9	$0.4	$38.3	$(0.5)	$37.4	$37.8	$60.3	-37.1%	-36.4%	-38.0%	-37.2%

Earnings Per Share	$0.67	$0.01	$0.68	$(0.01)	$0.66	$0.67	$1.07	-37.4%	-36.7%	-38.3%	-37.5%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $0.7 million ($0.4 million after tax) of charges associated with the Company's previously disclosed plan to restructure its organization.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										YTD 2014 Variance
												2014 Constant Currency
											2014		2014
	YTD 2014						YTD 2013				Adjusted		Adjusted
						Adjusted				2014	vs	2014	vs
		Adjustment		Currency	Constant	Constant		Adjustment		vs	2013	vs	2013
	GAAP	(1)	Adjusted	Adjustment	Currency	Currency	GAAP	(2)	Adjusted	2013	Adjusted	2013	Adjusted
Selected Financial Data
Gross Profit	$636.3	$4.5	$640.8	$(4.9)	$631.4	$635.9	$799.3	$—	$799.3	-20.4%	-19.8%	-21.0%	-20.4%
Gross Margin	55.2%		55.6%		55.3%	55.7%	58.9%		58.9%

Selling, General and Admini- strative Expenses	$180.9	$(6.4)	$174.5	$(1.1)	$179.8	$173.4	$176.6	$—	$176.6	2.4%	-1.2%	1.8%	-1.8%

Operating Income	$257.0	$10.9	$267.9	$(2.3)	$254.7	$265.6	$381.6	$—	$381.6	-32.7%	-29.8%	-33.3%	-30.4%
Operating Income Margin	22.3%		23.3%		22.3%	23.2%	28.1%		28.1%

Gain on Brazil acquisition	$(10.5)	$(10.5)	$—	$—	$(10.5)	$—	$—	$—	$—	—	—	—	—

Early extinguish- ment of debt	$—	$—	$—	$—	$—	$—	$21.7	$(21.7)	$—	-100.0%	—	-100.0%	—

Net income attribu- table to Weight Watchers International, Inc.	$113.4	$(2.1)	$111.3	$(1.5)	$112.0	$109.8	$173.9	$13.3	$187.3	-34.8%	-40.6%	-35.6%	-41.3%

Earnings Per Share	$2.00	$(0.04)	$1.96	$(0.03)	$1.98	$1.94	$3.09	$0.24	$3.32	-35.1%	-40.9%	-36.0%	-41.6%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the gain of $10.5 million ($6.4 million after tax) recognized in connection with the Brazil acquisition due to an adjustment of the Company's previously held equity interest to fair value offset by a charge associated with the settlement of the royalty-free arrangement of the Brazil partnership, the $10.9 million ($6.6 million after tax) of charges associated with the Company's previously disclosed plan to restructure its organization and the $2.4 million tax benefit, net.
(2)	Excludes the impact of the $21.7 million ($13.3 million after tax) early extinguishment of debt charge associated with the Company's previously reported debt refinancing.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT RATIO)

UNAUDITED

					Trailing Twelve
	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Months
Net Debt to EBITDAS

Net Income	$30.8	$21.5	$54.0	$37.9	$144.2
Interest	26.8	25.3	31.2	33.0	116.2
Taxes	21.7	14.5	28.4	19.1	83.8
Depreciation and Amortization	11.8	11.5	12.2	12.7	48.1
Stock-based Compensation	1.7	1.4	3.0	2.8	9.0

EBITDAS	$92.9	$74.2	$128.7	$105.5	$401.3

Total Debt					$2,370.0
Less: Cash					327.4

Net Debt					$2,042.6

Net Debt to EBITDAS					5.1 X

Note: Totals may not sum due to rounding.